UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2023

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 S Main Street
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.
As previously disclosed, on September 25, 2020, a shareholder derivative action was filed against World Acceptance Corporation (the “Company”) (as nominal defendant) and certain current and former Company officers and directors (R. Chad Prashad, Ken E. Bramlett, Jr., Charles D. Way, Darrell E. Whitaker, Scott J. Vassalluzzo, Janet Lewis Matricciani, A. Alexander McClean, III, and James Gilreath (the “Individual Defendants”)) in the South Carolina State Court of Common Pleas for Greenville County (the “Court”). The action was captioned Parshall v. Prashad, et al., Case No. 2020-CP-23-04441.

On April 19, 2023, the Court issued an order in the action preliminarily approving a proposed settlement as set forth in a Stipulation and Agreement of Settlement dated March 31, 2023 (the “Stipulation”), by and among: (i) plaintiff Paul Parshall, derivatively on behalf of the Company; (ii) the Individual Defendants; and (iii) the Company. A copy of the Stipulation is attached as Exhibit 99.1. The settlement is subject to further consideration at a settlement hearing to be held on June 20, 2023 at 1:00 p.m., at the Richland County Courthouse, 1701 Main St. Columbia, SC 29201, before the Honorable Robin B. Stilwell. The settlement, if finally approved, will cause the dismissal with prejudice of the litigation.

Pursuant to the Court’s order granting preliminary approval of the settlement, the Company is filing the Stipulation and the Notice of Proposed Settlement of Derivative Action (the “Notice”), a copy of which is attached as Exhibit 99.2, with the U.S. Securities and Exchange Commission and publishing the Stipulation and the Notice in the investors section of the Company’s website at https://www.loansbyworld.com/about-us/investors/filings.

Additional information regarding the terms of the Stipulation and the requirements for submitting any objections to the settlement can be found in the Stipulation and the Notice. Any objections to the settlement must be filed in writing with the Court on or before June 5, 2023.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Stipulation
99.2	Notice of Proposed Settlement of Derivative Action

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Executive Vice President and Chief Financial and Strategy Officer
Date:	April 21, 2023
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